Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., October 22, 2025 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2025.
For the three months ended September 30, 2025, net income was $43 million, or $0.43 per share, on revenues of $1.354 billion. For the three months ended September 30, 2024, net income was $65 million, or $0.64 per share, on revenues of $1.465 billion.
For the nine months ended September 30, 2025, net income was $101 million, or $1.01 per share, on revenues of $4.076 billion. For the nine months ended September 30, 2024, net income was $197 million, or $1.91 per share, on revenues of $4.413 billion.
“Client and job seeker caution continued during the quarter, subduing hiring activity and new project starts,” said M. Keith Waddell, president and chief executive officer at Robert Half. “That said, we are encouraged by the weekly trends in contract talent revenues, which sustained late second-quarter levels for most of the third quarter and began to grow sequentially in September and into October. Our fourth-quarter revenue guidance, at and above the midpoint, reflects a return to sequential growth on a same-day constant currency basis for the first time since the second quarter of 2022.
“We remain very well-positioned to capitalize on these emerging opportunities and meet our clients’ evolving talent and consulting needs. Our industry-leading brand, talented people, advanced technology, and unique combination of professional staffing and business consulting services continue to set us apart and position us for long-term success.
“Our employees’ commitment to success earned us several honors in the third quarter, including being named by Forbes among the World’s Best Employers and America’s Best Employers for Company Culture, and by Fortune as one of the Best Workplaces in Consulting and Professional Services™,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 800-330-6710 (+1-213-279-1505 outside the United States and Canada). The confirmation code to access the call is 7677121.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on October 22 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ32025. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the last 12 months, Robert Half has been recognized as one of America’s Most Innovative Companies by Fortune and, with Protiviti, has been named as a Fortune® World’s Most Admired Company™ and one of the 100 Best Companies to Work For.
Certain information contained in Management’s Discussion and Analysis and in other parts of this report may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current and forward-looking information about the Company’s corporate responsibility and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing; on internal controls, diligence or processes that are evolving; on representations reviewed or provided by third parties; and on assumptions that are subject to change in the future. Forward-looking statements are estimates only and are based on management’s current expectations, currently available information and current strategy, plans or forecasts, and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict, often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results and outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, or the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or that the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. Except as required by law, the Company undertakes no obligation to update information in this report, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(Unaudited)		(Unaudited)

Service revenues	$1,354,477	$1,465,004	$4,076,127	$4,413,465
Costs of services	850,246	893,348	2,563,377	2,702,333

Gross margin	504,231	571,656	1,512,750	1,711,132

Selling, general and administrative expenses	490,643	511,091	1,458,740	1,534,126
Operating income	13,588	60,565	54,010	177,006
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(47,621)	(29,230)	(85,104)	(88,339)
Interest income, net	(2,510)	(5,391)	(8,321)	(16,990)
Income before income taxes	63,719	95,186	147,435	282,335
Provision for income taxes	20,803	29,735	46,201	85,027

Net income	$42,916	$65,451	$101,234	$197,308

Diluted net income per share	$0.43	$0.64	$1.01	$1.91

Weighted average shares:
Basic	99,897	102,175	100,321	103,034
Diluted	100,041	102,393	100,529	103,371

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$553,364	$614,131	$1,671,923	$1,879,221
Administrative and customer support	158,689	178,409	489,907	568,685
Technology	157,851	160,184	468,796	476,053
Elimination of intersegment revenues (1)	(123,681)	(122,321)	(361,390)	(351,601)
Total contract talent solutions	746,223	830,403	2,269,236	2,572,358
Permanent placement talent solutions	110,125	123,275	336,929	379,105
Protiviti	498,129	511,326	1,469,962	1,462,002
Total service revenues	$1,354,477	$1,465,004	$4,076,127	$4,413,465
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	September 30,
	2025	2024
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$365,289	$570,466
Accounts receivable, net	$838,002	$885,401
Total assets	$2,846,378	$2,982,225
Total current liabilities	$1,364,925	$1,310,252
Total stockholders’ equity	$1,286,092	$1,473,835

	Nine Months Ended September 30,
	2025	2024
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$37,893	$38,713
Capitalized cloud computing implementation costs	$20,835	$22,879
Capital expenditures	$41,408	$42,012
Open market repurchases of common stock (shares)	1,702	2,460

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; adjusted operating income; and adjusted revenue growth rates.
The following measures: adjusted gross margin, adjusted selling, general and administrative expenses and adjusted operating income, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Gross Margin
Contract talent solutions	$290,121	$323,035	$290,121	$323,035	38.9%	38.9%	38.9%	38.9%	$884,421	$1,009,766	$884,421	$1,009,766	39.0%	39.3%	39.0%	39.3%
Permanent placement talent solutions	109,903	123,004	109,903	123,004	99.8%	99.8%	99.8%	99.8%	336,315	378,353	336,315	378,353	99.8%	99.8%	99.8%	99.8%
Total talent solutions	400,024	446,039	400,024	446,039	46.7%	46.8%	46.7%	46.8%	1,220,736	1,388,119	1,220,736	1,388,119	46.8%	47.0%	46.8%	47.0%
Protiviti	104,207	125,617	114,627	131,707	20.9%	24.6%	23.0%	25.8%	292,014	323,013	311,196	340,690	19.9%	22.1%	21.2%	23.3%
Total	$504,231	$571,656	$514,651	$577,746	37.2%	39.0%	38.0%	39.4%	$1,512,750	$1,711,132	$1,531,932	$1,728,809	37.1%	38.8%	37.6%	39.2%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended September 30, 2025 and 2024:

	Three Months Ended September 30, 2025										Three Months Ended September 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$290,121	38.9%	$109,903	99.8%	$400,024	46.7%	$104,207	20.9%	$504,231	37.2%	$323,035	38.9%	$123,004	99.8%	$446,039	46.8%	$125,617	24.6%	$571,656	39.0%
Adjustments (1)	—	—	—	—	—	—	10,420	2.1%	10,420	0.8%	—	—	—	—	—	—	6,090	1.2%	6,090	0.4%
As Adjusted	$290,121	38.9%	$109,903	99.8%	$400,024	46.7%	$114,627	23.0%	$514,651	38.0%	$323,035	38.9%	$123,004	99.8%	$446,039	46.8%	$131,707	25.8%	$577,746	39.4%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the nine months ended September 30, 2025 and 2024:

	Nine Months Ended September 30, 2025										Nine Months Ended September 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$884,421	39.0%	$336,315	99.8%	$1,220,736	46.8%	$292,014	19.9%	$1,512,750	37.1%	$1,009,766	39.3%	$378,353	99.8%	$1,388,119	47.0%	$323,013	22.1%	$1,711,132	38.8%
Adjustments (1)	—	—	—	—	—	—	19,182	1.3%	19,182	0.5%	—	—	—	—	—	—	17,677	1.2%	17,677	0.4%
As Adjusted	$884,421	39.0%	$336,315	99.8%	$1,220,736	46.8%	$311,196	21.2%	$1,531,932	37.6%	$1,009,766	39.3%	$378,353	99.8%	$1,388,119	47.0%	$340,690	23.3%	$1,728,809	39.2%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Selling, General and Administrative Expenses
Contract talent solutions	$306,844	$317,727	$273,755	$297,191	41.1%	38.3%	36.7%	35.8%	$901,927	$958,201	$842,941	$895,658	39.7%	37.2%	37.1%	34.8%
Permanent placement talent solutions	106,404	113,421	102,292	110,817	96.6%	92.0%	92.9%	89.9%	323,757	346,282	316,821	338,163	96.1%	91.3%	94.0%	89.2%
Total talent solutions	413,248	431,148	376,047	408,008	48.3%	45.2%	43.9%	42.8%	1,225,684	1,304,483	1,159,762	1,233,821	47.0%	44.2%	44.5%	41.8%
Protiviti	77,395	79,943	77,395	79,943	15.5%	15.6%	15.5%	15.6%	233,056	229,643	233,056	229,643	15.9%	15.7%	15.9%	15.7%
Total	$490,643	$511,091	$453,442	$487,951	36.2%	34.9%	33.5%	33.3%	$1,458,740	$1,534,126	$1,392,818	$1,463,464	35.8%	34.8%	34.2%	33.2%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended September 30, 2025 and 2024:

	Three Months Ended September 30, 2025										Three Months Ended September 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$306,844	41.1%	$106,404	96.6%	$413,248	48.3%	$77,395	15.5%	$490,643	36.2%	$317,727	38.3%	$113,421	92.0%	$431,148	45.2%	$79,943	15.6%	$511,091	34.9%
Adjustments (1)	(33,089)	(4.4%)	(4,112)	(3.7%)	(37,201)	(4.4%)	—	—	(37,201)	(2.7%)	(20,536)	(2.5%)	(2,604)	(2.1%)	(23,140)	(2.4%)	—	—	(23,140)	(1.6%)
As Adjusted	$273,755	36.7%	$102,292	92.9%	$376,047	43.9%	$77,395	15.5%	$453,442	33.5%	$297,191	35.8%	$110,817	89.9%	$408,008	42.8%	$79,943	15.6%	$487,951	33.3%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the nine months ended September 30, 2025 and 2024:

	Nine Months Ended September 30, 2025										Nine Months Ended September 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$901,927	39.7%	$323,757	96.1%	$1,225,684	47.0%	$233,056	15.9%	$1,458,740	35.8%	$958,201	37.2%	$346,282	91.3%	$1,304,483	44.2%	$229,643	15.7%	$1,534,126	34.8%
Adjustments (1)	(58,986)	(2.6%)	(6,936)	(2.1%)	(65,922)	(2.5%)	—	—	(65,922)	(1.6%)	(62,543)	(2.4%)	(8,119)	(2.1%)	(70,662)	(2.4%)	—	—	(70,662)	(1.6%)
As Adjusted	$842,941	37.1%	$316,821	94.0%	$1,159,762	44.5%	$233,056	15.9%	$1,392,818	34.2%	$895,658	34.8%	$338,163	89.2%	$1,233,821	41.8%	$229,643	15.7%	$1,463,464	33.2%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED OPERATING INCOME (UNAUDITED):
(in thousands)

	Three Months Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Operating income (loss)
Contract talent solutions	$(16,723)	$5,308	$16,366	$25,844	(2.2%)	0.6%	2.2%	3.1%	$(17,506)	$51,565	$41,480	$114,108	(0.8%)	2.0%	1.8%	4.4%
Permanent placement talent solutions	3,499	9,583	7,611	12,187	3.2%	7.8%	6.9%	9.9%	12,558	32,071	19,494	40,190	3.7%	8.5%	5.8%	10.6%
Total talent solutions	(13,224)	14,891	23,977	38,031	(1.5%)	1.6%	2.8%	4.0%	(4,948)	83,636	60,974	154,298	(0.2%)	2.8%	2.3%	5.2%
Protiviti	26,812	45,674	37,232	51,764	5.4%	8.9%	7.5%	10.1%	58,958	93,370	78,140	111,047	4.0%	6.4%	5.3%	7.6%
Total	$13,588	$60,565	$61,209	$89,795	1.0%	4.1%	4.5%	6.1%	$54,010	$177,006	$139,114	$265,345	1.3%	4.0%	3.4%	6.0%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating income (loss) for the three months ended September 30, 2025 and 2024:

	Three Months Ended September 30, 2025										Three Months Ended September 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating income (loss)
As Reported	$(16,723)	(2.2%)	$3,499	3.2%	$(13,224)	(1.5%)	$26,812	5.4%	$13,588	1.0%	$5,308	0.6%	$9,583	7.8%	$14,891	1.6%	$45,674	8.9%	$60,565	4.1%
Adjustments (1)	33,089	4.4%	4,112	3.7%	37,201	4.3%	10,420	2.1%	47,621	3.5%	20,536	2.5%	2,604	2.1%	23,140	2.4%	6,090	1.2%	29,230	2.0%
As Adjusted	$16,366	2.2%	$7,611	6.9%	$23,977	2.8%	$37,232	7.5%	$61,209	4.5%	$25,844	3.1%	$12,187	9.9%	$38,031	4.0%	$51,764	10.1%	$89,795	6.1%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating income (loss) for the nine months ended September 30, 2025 and 2024:

	Nine Months Ended September 30, 2025										Nine Months Ended September 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating income (loss)
As Reported	$(17,506)	(0.8%)	$12,558	3.7%	$(4,948)	(0.2%)	$58,958	4.0%	$54,010	1.3%	$51,565	2.0%	$32,071	8.5%	$83,636	2.8%	$93,370	6.4%	$177,006	4.0%
Adjustments (1)	58,986	2.6%	6,936	2.1%	65,922	2.5%	19,182	1.3%	85,104	2.1%	62,543	2.4%	8,119	2.1%	70,662	2.4%	17,677	1.2%	88,339	2.0%
As Adjusted	$41,480	1.8%	$19,494	5.8%	$60,974	2.3%	$78,140	5.3%	$139,114	3.4%	$114,108	4.4%	$40,190	10.6%	$154,298	5.2%	$111,047	7.6%	$265,345	6.0%

(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in operating income (loss). The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2024			2025			2024			2025
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Finance and accounting	-13.6	-9.2	-9.5	-12.3	-10.8	-9.9	-13.5	-10.5	-9.8	-10.0	-10.8	-10.7
Administrative and customer support	-9.8	-9.2	-8.8	-17.2	-13.0	-11.1	-9.8	-10.8	-9.4	-15.2	-13.3	-12.1
Technology	-13.1	-6.1	-3.5	-3.4	0.3	-1.5	-13.1	-7.6	-4.1	-1.3	0.4	-1.9
Elimination of intersegment revenues (1)	1.4	21.6	18.9	4.5	2.9	1.1	1.3	19.4	17.8	6.8	2.5	0.2
Total contract talent solutions	-14.5	-11.9	-11.5	-14.0	-11.1	-10.1	-14.4	-13.2	-11.8	-11.8	-11.1	-10.9
Permanent placement talent solutions	-12.2	-11.9	-11.1	-10.2	-12.5	-10.7	-12.0	-13.2	-11.4	-7.8	-12.6	-11.4
Total talent solutions	-14.2	-11.9	-11.4	-13.5	-11.3	-10.2	-14.0	-13.2	-11.7	-11.3	-11.3	-11.0
Protiviti	-0.9	6.4	5.3	2.7	1.8	-2.6	-0.9	4.5	4.5	4.7	1.5	-3.4
Total	-10.2	-6.3	-6.1	-8.4	-7.0	-7.5	-10.1	-7.7	-6.6	-6.2	-7.1	-8.3

United States
Contract talent solutions	-15.7	-12.4	-10.3	-11.8	-10.7	-10.3	-15.8	-13.7	-11.2	-10.7	-10.7	-10.4
Permanent placement talent solutions	-11.5	-9.0	-9.6	-8.5	-13.2	-11.3	-11.7	-10.4	-10.4	-7.3	-13.2	-11.4
Total talent solutions	-15.2	-12.0	-10.2	-11.4	-11.0	-10.4	-15.3	-13.3	-11.1	-10.3	-11.0	-10.5
Protiviti	3.3	9.3	6.6	2.3	-0.7	-5.5	3.1	7.6	5.6	3.6	-0.7	-5.6
Total	-9.6	-5.2	-4.7	-6.9	-7.4	-8.6	-9.7	-6.7	-5.7	-5.7	-7.4	-8.7

International
Contract talent solutions	-10.0	-10.6	-15.2	-20.7	-12.5	-9.7	-9.4	-11.7	-13.9	-16.2	-12.9	-12.4
Permanent placement talent solutions	-13.8	-18.6	-14.7	-14.5	-10.6	-9.0	-13.0	-19.8	-13.7	-10.1	-11.2	-11.2
Total talent solutions	-10.7	-11.9	-15.1	-19.8	-12.2	-9.6	-10.0	-13.0	-13.9	-15.3	-12.6	-12.2
Protiviti	-16.2	-5.6	0.2	4.4	13.1	11.1	-15.9	-8.1	-0.4	7.9	10.7	7.5
Total	-12.2	-10.2	-10.9	-13.6	-5.3	-3.8	-11.6	-11.7	-10.2	-9.4	-6.3	-6.7
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Finance and accounting
As Reported	-13.6	-9.2	-9.5	-12.3	-10.8	-9.9
Billing Days Impact	-0.3	-1.5	-0.8	1.3	0.4	-0.2
Currency Impact	0.4	0.2	0.5	1.0	-0.4	-0.6
As Adjusted	-13.5	-10.5	-9.8	-10.0	-10.8	-10.7

Administrative and customer support
As Reported	-9.8	-9.2	-8.8	-17.2	-13.0	-11.1
Billing Days Impact	-0.3	-1.5	-0.8	1.3	0.4	0.0
Currency Impact	0.3	-0.1	0.2	0.7	-0.7	-1.0
As Adjusted	-9.8	-10.8	-9.4	-15.2	-13.3	-12.1

Technology
As Reported	-13.1	-6.1	-3.5	-3.4	0.3	-1.5
Billing Days Impact	-0.3	-1.5	-0.7	1.4	0.5	-0.1
Currency Impact	0.3	0.0	0.1	0.7	-0.4	-0.3
As Adjusted	-13.1	-7.6	-4.1	-1.3	0.4	-1.9

Elimination of intersegment revenues
As Reported	1.4	21.6	18.9	4.5	2.9	1.1
Billing Days Impact	-0.3	-1.9	-1.0	1.6	0.5	-0.1
Currency Impact	0.2	-0.3	-0.1	0.7	-0.9	-0.8
As Adjusted	1.3	19.4	17.8	6.8	2.5	0.2

Total contract talent solutions
As Reported	-14.5	-11.9	-11.5	-14.0	-11.1	-10.1
Billing Days Impact	-0.3	-1.4	-0.7	1.3	0.4	-0.2
Currency Impact	0.4	0.1	0.4	0.9	-0.4	-0.6
As Adjusted	-14.4	-13.2	-11.8	-11.8	-11.1	-10.9

Permanent placement talent solutions
As Reported	-12.2	-11.9	-11.1	-10.2	-12.5	-10.7
Billing Days Impact	-0.3	-1.4	-0.7	1.3	0.5	-0.1
Currency Impact	0.5	0.1	0.4	1.1	-0.6	-0.6
As Adjusted	-12.0	-13.2	-11.4	-7.8	-12.6	-11.4

Total talent solutions
As Reported	-14.2	-11.9	-11.4	-13.5	-11.3	-10.2
Billing Days Impact	-0.2	-1.4	-0.7	1.2	0.4	-0.2
Currency Impact	0.4	0.1	0.4	1.0	-0.4	-0.6
As Adjusted	-14.0	-13.2	-11.7	-11.3	-11.3	-11.0

Protiviti
As Reported	-0.9	6.4	5.3	2.7	1.8	-2.6
Billing Days Impact	-0.3	-1.7	-0.8	1.5	0.4	-0.2
Currency Impact	0.3	-0.2	0.0	0.5	-0.7	-0.6
As Adjusted	-0.9	4.5	4.5	4.7	1.5	-3.4

Total
As Reported	-10.2	-6.3	-6.1	-8.4	-7.0	-7.5
Billing Days Impact	-0.3	-1.4	-0.8	1.4	0.4	-0.2
Currency Impact	0.4	0.0	0.3	0.8	-0.5	-0.6
As Adjusted	-10.1	-7.7	-6.6	-6.2	-7.1	-8.3

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Contract talent solutions
As Reported	-15.7	-12.4	-10.3	-11.8	-10.7	-10.3
Billing Days Impact	-0.1	-1.3	-0.9	1.1	0.0	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-15.8	-13.7	-11.2	-10.7	-10.7	-10.4

Permanent placement talent solutions
As Reported	-11.5	-9.0	-9.6	-8.5	-13.2	-11.3
Billing Days Impact	-0.2	-1.4	-0.8	1.2	0.0	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-11.7	-10.4	-10.4	-7.3	-13.2	-11.4

Total talent solutions
As Reported	-15.2	-12.0	-10.2	-11.4	-11.0	-10.4
Billing Days Impact	-0.1	-1.3	-0.9	1.1	0.0	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-15.3	-13.3	-11.1	-10.3	-11.0	-10.5

Protiviti
As Reported	3.3	9.3	6.6	2.3	-0.7	-5.5
Billing Days Impact	-0.2	-1.7	-1.0	1.3	0.0	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	3.1	7.6	5.6	3.6	-0.7	-5.6

Total
As Reported	-9.6	-5.2	-4.7	-6.9	-7.4	-8.6
Billing Days Impact	-0.1	-1.5	-1.0	1.2	0.0	-0.1
Currency Impact	―	―	―	―	―	―
As Adjusted	-9.7	-6.7	-5.7	-5.7	-7.4	-8.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Contract talent solutions
As Reported	-10.0	-10.6	-15.2	-20.7	-12.5	-9.7
Billing Days Impact	-1.1	-1.6	-0.4	0.6	1.4	0.0
Currency Impact	1.7	0.5	1.7	3.9	-1.8	-2.7
As Adjusted	-9.4	-11.7	-13.9	-16.2	-12.9	-12.4

Permanent placement talent solutions
As Reported	-13.8	-18.6	-14.7	-14.5	-10.6	-9.0
Billing Days Impact	-1.0	-1.6	-0.4	0.6	1.4	0.0
Currency Impact	1.8	0.4	1.4	3.8	-2.0	-2.2
As Adjusted	-13.0	-19.8	-13.7	-10.1	-11.2	-11.2

Total talent solutions
As Reported	-10.7	-11.9	-15.1	-19.8	-12.2	-9.6
Billing Days Impact	-1.0	-1.6	-0.5	0.6	1.4	0.0
Currency Impact	1.7	0.5	1.7	3.9	-1.8	-2.6
As Adjusted	-10.0	-13.0	-13.9	-15.3	-12.6	-12.2

Protiviti
As Reported	-16.2	-5.6	0.2	4.4	13.1	11.1
Billing Days Impact	-1.0	-1.7	-0.4	0.7	1.7	0.0
Currency Impact	1.3	-0.8	-0.2	2.8	-4.1	-3.6
As Adjusted	-15.9	-8.1	-0.4	7.9	10.7	7.5

Total
As Reported	-12.2	-10.2	-10.9	-13.6	-5.3	-3.8
Billing Days Impact	-1.0	-1.6	-0.5	0.6	1.5	0.0
Currency Impact	1.6	0.1	1.2	3.6	-2.5	-2.9
As Adjusted	-11.6	-11.7	-10.2	-9.4	-6.3	-6.7